                                                                    EXHIBIT 99.1
                        CERTIFICATION OF PERIODIC REPORT



         Pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, the undersigned officer of Renaissance Learning, Inc. (the "Company"), hereby certifies that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 5, 2002


                                         /s/ Terrance D. Paul
                                         -------------------------------
                                         Name:  Terrance D. Paul
                                         Title:  Chief Executive Officer